Exhibit 99.2

SECOND QUARTER 2024

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2023, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

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ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Income Statement	4
Consolidated Period-End Balance Sheet	5
Consolidated Average Balance Sheet	6

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ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
	2Q 24	1Q 24	4Q 23	3Q 23	2Q 23	1Q 24	2Q 23
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$2,845	$2,827	$2,887	$2,837	$2,721	$18	$124
Interest on loans held-for-sale	7	36	5	7	7	(29)	-
Total interest and dividends on investment securities	255	255	260	256	238	-	17
Interest-bearing cash	88	97	90	99	87	(9)	1
Other earning assets	10	11	10	11	9	(1)	1
Operating leases	333	356	371	385	392	(23)	(59)

Total financing revenue and other interest income	3,538	3,582	3,623	3,595	3,454	(44)	84
Interest expense
Interest on deposits	1,594	1,651	1,621	1,563	1,418	(57)	176
Interest on short-term borrowings	27	23	37	13	11	4	16
Interest on long-term debt	244	248	248	274	252	(4)	(8)
Interest on other	1	-	2	-	-	1	1

Total interest expense	1,866	1,922	1,908	1,850	1,681	(56)	185
Depreciation expense on operating lease assets	177	204	222	212	200	(27)	(23)

Net financing revenue	$1,495	$1,456	$1,493	$1,533	$1,573	$39	$(78)
Other revenue
Insurance premiums and service revenue earned	341	345	335	320	310	(4)	31
Gain on mortgage and automotive loans, net	6	6	3	4	5	-	1
Other gain / (loss) on investments, net	(7)	29	85	(41)	26	(36)	(33)
Other income, net of losses	165	150	151	152	165	15	-

Total other revenue	505	530	574	435	506	(25)	(1)
Total net revenue	2,000	1,986	2,067	1,968	2,079	14	(79)
Provision for loan losses	457	507	587	508	427	(50)	30
Noninterest expense
Compensation and benefits expense	442	519	453	463	448	(77)	(6)
Insurance losses and loss adjustment expenses	181	112	93	107	134	69	47
Goodwill impairment	-	-	149	-	-	-	-
Other operating expenses	663	677	721	662	667	(14)	(4)

Total noninterest expense	1,286	1,308	1,416	1,232	1,249	(22)	37
Pre-tax income from continuing operations	$257	$171	$64	$228	$403	$86	$(146)
Income tax (benefit) / expense from continuing operations	(37)	14	(13)	(68)	74	(51)	(111)

Net income from continuing operations	294	157	77	296	329	137	(35)
Loss from discontinued operations, net of tax	-	-	(1)	-	-	-	-

Net income	$294	$157	$76	$296	$329	$137	$(35)
Preferred Dividends	28	28	27	27	28	-	-

Net income available to common shareholders	$266	$129	$49	$269	$301	$137	$(35)

Note: Numbers may not foot due to rounding

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ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
	2Q 24	1Q 24	4Q 23	3Q 23	2Q 23	1Q 24	2Q 23
Assets
Cash and cash equivalents
Noninterest-bearing	$536	$589	$638	$603	$536	$(53)	$-
Interest-bearing	6,833	7,564	6,307	7,912	9,436	(731)	(2,603)

Total cash and cash equivalents	7,369	8,153	6,945	8,515	9,972	(784)	(2,603)
Investment securities (1)	28,602	29,127	29,905	28,532	30,453	(525)	(1,851)
Loans held-for-sale, net	316	358	400	289	297	(42)	19
Finance receivables and loans, net	138,783	137,960	139,439	140,260	138,449	823	334
Allowance for loan losses	(3,572)	(3,550)	(3,587)	(3,837)	(3,781)	(22)	209

Total finance receivables and loans, net	135,211	134,410	135,852	136,423	134,668	801	543
Investment in operating leases, net	8,374	8,731	9,171	9,569	9,930	(357)	(1,556)
Premiums receivables and other insurance assets	2,806	2,750	2,749	2,775	2,768	56	38
Other assets	9,853	9,348	9,395	9,601	9,153	505	700
Assets of operations held-for-sale (2)	-	-	1,975	-	-	-	-

Total assets	$192,531	$192,877	$196,392	$195,704	$197,241	$(346)	$(4,710)

Liabilities
Deposit liabilities
Noninterest-bearing	$156	$137	$139	$188	$160	$19	$(4)
Interest-bearing	151,998	154,947	154,527	152,647	154,150	(2,949)	(2,152)

Total deposit liabilities	152,154	155,084	154,666	152,835	154,310	(2,930)	(2,156)
Short-term borrowings	3,122	-	3,297	2,410	2,194	3,122	928
Long-term debt	15,979	17,011	17,570	20,096	20,141	(1,032)	(4,162)
Interest payable	1,148	1,118	858	1,437	955	30	193
Unearned insurance premiums and service revenue	3,496	3,480	3,492	3,494	3,478	16	18
Accrued expense and other liabilities	2,781	2,527	2,726	2,607	2,631	254	150
Liabilities of operations held-for-sale	-	-	17	-	-	-	-

Total liabilities	$178,680	$179,220	$182,626	$182,879	$183,709	$(540)	$(5,029)

Equity
Common stock and paid-in capital (3)	$15,176	$15,134	$15,104	$15,069	$15,048	$42	$128
Preferred stock	2,324	2,324	2,324	2,324	2,324	-	-
Retained earnings	360	188	154	197	23	172	337
Accumulated other comprehensive loss	(4,009)	(3,989)	(3,816)	(4,765)	(3,863)	(20)	(146)

Total equity	13,851	13,657	13,766	12,825	13,532	194	319

Total liabilities and equity	$192,531	$192,877	$196,392	$195,704	$197,241	$(346)	$(4,710)

(1) Includes Held-to-maturity securities.

(2) Unsecured lending from point-of-sale financing. Moved to Assets of Operations Held-For-Sale (HFS) on 12/31/23. Sale of Ally Lending closed on 03/01/24.

(3) Includes Treasury stock.

Note: Numbers may not foot due to rounding

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ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
	2Q 24	1Q 24	4Q 23	3Q 23	2Q 23	1Q 24	2Q 23
Assets
Interest-bearing cash and cash equivalents	$7,311	$7,709	$7,571	$8,308	$7,401	$(398)	$(90)
Investment securities and other earning assets	29,233	29,939	29,407	30,364	31,537	(706)	(2,304)
Loans held-for-sale, net	220	382	237	278	422	(162)	(202)
Total finance receivables and loans, net (2) (5)	138,322	139,945	140,326	139,153	137,185	(1,623)	1,137
Investment in operating leases, net	8,619	8,955	9,415	9,817	10,110	(336)	(1,491)

Total interest earning assets	183,705	186,930	186,956	187,920	186,655	(3,225)	(2,950)
Noninterest-bearing cash and cash equivalents	360	309	257	335	362	51	(2)
Other assets	11,587	11,443	11,644	10,925	10,781	144	806
Allowance for loan losses	(3,557)	(3,589)	(3,801)	(3,820)	(3,777)	32	220

Total assets	$192,095	$195,093	$195,056	$195,360	$194,021	$(2,998)	$(1,926)

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$142,949	$143,491	$140,117	$139,372	$138,285	$(542)	$4,664
Other interest-bearing deposit liabilities (3)	9,316	11,712	13,391	13,973	13,935	(2,396)	(4,619)

Total Interest-bearing deposit liabilities	152,265	155,203	153,508	153,345	152,220	(2,938)	45
Short-term borrowings	2,254	1,726	2,714	948	833	528	1,421
Long-term debt (4)	16,367	17,309	17,933	20,315	20,256	(942)	(3,889)

Total interest-bearing liabilities (4)	170,886	174,238	174,155	174,608	173,309	(3,352)	(2,423)
Noninterest-bearing deposit liabilities	147	149	164	181	162	(2)	(15)
Other liabilities	7,231	7,021	7,826	6,503	6,760	210	471

Total liabilities	$178,264	$181,408	$182,145	$181,292	$180,231	$(3,144)	$(1,967)

Equity
Total equity	$13,831	$13,685	$12,911	$14,068	$13,790	$146	$41

Total liabilities and equity	$192,095	$195,093	$195,056	$195,360	$194,021	$(2,998)	$(1,926)

(1) Average balances are calculated using a combination of monthly and daily average methodologies.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes brokered (inclusive of sweep deposits) and other deposits.

(4) Includes average Core OID balance of $773 million in 2Q24, $786 million in 1Q24, $799 million in 4Q23, $812 million in 3Q23, and $824 million in 2Q23.

(5) Includes the effects of finance receivables and loans, net that were transferred to loans held-for-sale, net and subsequently transferred to assets of operations held-for-sale as of December 31, 2023.

Note: Numbers may not foot due to rounding

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